SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2003

Alderwoods Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 768-7400

(Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

                On March 25, 2003, in connection with the filing of the Annual Report on Form 10-K of Alderwoods Group, Inc. (the “Company”) for the fifty-two weeks ended December 28, 2002 (the “Report”), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALDERWOODS GROUP, INC.

By:	/s/ Ellen Neeman
Name: Ellen Neeman
Title: Senior Vice President, Legal and Compliance

Date:  March 25, 2003